Exhibit 10.11


                           SPECIFIC SECURITY AGREEMENT
                            (Deposits with the Bank)

TO:     Laurentian  Bank  of  Canada

     FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned hereby agrees with Laurentian Bank of Canada (hereinafter called the "Bank") as follows concerning the moneys or amounts now or at any time and from time to time hereafter on deposit (hereinafter called the "Collateral Deposit(s)") in the account(s) or evidenced by the instrument(s) maintained in the name of the undersigned at the Bank's branch at 989 Derry Road, Suite 303, Mississauga, Ontario, L5T 2J8.

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     (Insert  Branch  address)

1. The Borrower agrees to deposit with the Bank a minimum amount of $Cdn.2,500,000.00 (Two Million and Five Hundred Thousand Dollars) by way of a term deposit or cash equivalent in form acceptable to the Bank, acting in its sole discretion, on or before May 30, 2002 and for a period of at least twelve (12) months thereafter.

2. The Bank is hereby authorized and shall be entitled to retain and hold the said moneys or amounts on deposit in the Collateral Deposit(s), together with any and all additions and accretions thereto, as general and continuing collateral security for the payment and fulfilment of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or not, of the undersigned to the Bank whether arising within or outside Canada and whether arising from agreement or dealings between the Bank and the undersigned or from any agreement or dealings with any third person by which the Bank may be or become in any manner whatsoever a creditor of the undersigned or however otherwise incurred or arising, and whether the undersigned be bound alone or with another or others and whether as principal or surety (such debts, liabilities and obligations being hereinafter called the "Liabilities"), including without in any way limiting or restricting the generality of the foregoing, all debts, liabilities and obligations of the undersigned to the Bank arising out of or in respect of (a) any loans or advances heretofore or hereafter made by the Bank, (b) any letter of credit heretofore or hereafter issued by the Bank, and (c) any agreement or instrument or any endorsement thereon (hereinafter called a "Guarantee") heretofore or hereafter entered into by the undersigned whereby the undersigned guarantees the payment or fulfilment of debts or obligations of any other party (each and every such other party being hereinafter called a "customer") to the Bank.

3. Whenever and so long as any Liabilities exist, the Bank will not be indebted or liable to the undersigned in respect of the moneys or amounts now or hereafter on deposit in the Collateral Deposit(s), and the undersigned shall have no right to withdraw any such moneys or amounts now or hereafter on deposit in the Collateral Deposit(s) or to draw any cheques or drafts or other orders for the payment of money to be charged against the Collateral Deposit(s), or to assign, transfer or otherwise deal with such moneys or amounts now or hereafter on deposit in the Collateral Deposit(s), or any part thereof.

4. If the undersigned shall fail to pay or satisfy the Liabilities or any part thereof when due, or if a writ of execution or a garnishment or any similar or analogous writ, process or proceeding should be issued against or in respect of the undersigned, or if the undersigned should commit or threaten to commit any act of bankruptcy or make any assignment for the benefit of creditors, or if a receiver or other person with like powers should be appointed in respect of the undersigned or if an encumbrancer should take possession of any of the properties or assets of the undersigned, then upon the happening of any such event (a) all the Liabilities shall thereupon be and become immediately due and payable, (b) the undersigned shall thereupon be and become directly indebted and liable to the Bank as a principal debtor in respect of all liabilities and obligations then existing or thereafter arising under or by virtue of each and every Guarantee, and (c) the Bank shall be entitled as and when it thinks fit and without prior notice to the undersigned, and is hereby irrevocably authorized and empowered, to immediately apply all or any portion or portions of the moneys or amounts on deposit in the Collateral Deposit(s) against and in reduction or extinction of all or any part or parts of the Liabilities, whether or not the Collateral Deposit(s) are subject to withdrawal on demand, on notice or on a future, fixed maturity date, all as the Bank may see fit, and to debit the Collateral Deposit(s) accordingly; provided that if the Liabilities and the moneys or amounts on deposit in the Collateral Deposit(s) are not in equal amounts, then the greater shall be extinguished only to the extent of the lesser and the excess shall remain owing and payable.

5. The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes other Guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from and otherwise deal with any customer or other party and with all securities as the Bank may see fit, and may apply all moneys at any time received from any customer or other party or from securities upon such part of the debts or liabilities of such customer or other party to the Bank as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the rights and powers of the Bank to hold and deal with the said moneys or amounts now and hereafter on deposit in the Collateral Deposit(s) in the manner provided for herein.

6. No loss of or in respect of any securities received by the Bank from any customer or other party, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the rights and powers of the Bank to hold and deal with the moneys or amounts now and hereafter on deposit in the Collateral Deposit(s) in the manner provided for herein.

7. The Bank shall not be bound to exercise any of its rights or remedies against any customer or other party or in respect of any securities that it may at any time hold before being entitled to appropriate and apply all or any portion or portions of the moneys or amounts now or hereafter on deposit in the Collateral Deposit(s) for the purpose and in the manner provided for herein.

8. In the event that at any time or from time to time the moneys or amounts on deposit in the Collateral Deposit(s) are in a currency different from the currency of any of the Liabilities, then for the purposes of this agreement the rate of exchange between the currencies shall be the relative rate of exchange of the Bank in effect on the date of conversion.

9. So long as the moneys or amounts on deposit are held under this agreement and not applied in payment of the Liabilities the moneys or amounts on deposit may bear interest at a rate per annum agreed to between the Bank and the undersigned in the same currency as the moneys or amounts on deposit. Said interest may be held by the Bank as collateral security. The undersigned acknowledges that, in the case of a Collateral Deposit established for a fixed term, the application by the Bank of the moneys or amounts on deposit in payment of the Liabilities before the maturity of the Collateral Deposit may result in loss of interest on such Collateral Deposit.

10. This agreement shall be a continuing agreement and shall have effect whenever and so often as any Liabilities exist.

11. This agreement shall be governed by and construed in accordance with the laws of the province of Canada in which the Collateral Deposit(s) is located.

12. This agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and shall be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned and each of them.

Given  under seal at the Town of Richmond Hill this 22nd  day of February, 2002.

                             1418276  ONTARIO  INC.
                             Name  of  Company
                             Address:30 West Beaver Creek Road, Suite
                             109,  Richmond  Hill,  Ontario  L4B  3K1


                            per:_____/s/  Kim  Allen____________________
                                          Name:  Kim  Allen
                                          Title:   President
                                          c/s


                            per:_____/s/  Angelo  Boujos_______________
                                             Name:  Angelo  Boujos
                                             Title:    Chairman

                            We  have  authority  to  bind the Corporation